                                                                   Exhibit 10.31

[LETTERHEAD]


                                October 6, 1997


CONFIDENTIAL
------------

The Northwestern Mutual Life
 Insurance Company
720 E. Wisconsin Avenue
Milwaukee, WI 53202
Attn: J. Thomas Christofferson

National Union Fire Insurance
 Company of Pittsburgh, PA
One World Financial Center
175 Water Street, 24th Floor
New York, NY 10038
Attn:  Robert Meyer

Merrill Lynch Capital Appreciation Partnership IV, L.P.
Merrill Lynch Capital Corporation
ML Offshore LBO Partnership No. IV
ML IBK Positions, Inc.
World Financial Center
South Tower, 23rd Floor
New York, NY  10080
Attn: James V. Caruso

Ladies and Gentlemen:

         You have requested that Education Management Corporation effect a registration (the "Registration") of the offer and sale of up to all the shares of Common Stock held by each of you (the "Offering"), as indicated on Exhibit A to this letter agreement. Although the Registration Rights Agreement (as defined below) does not provide you with "demand" registration rights at this time, the Company is nonetheless willing to effect the Registration, subject to and upon the terms and conditions set forth in this letter agreement. All capitalized

The Northwestern Mutual Life Insurance Company
National Union Fire Insurance Company of Pittsburgh, PA
The ML Entities
October 6, 1997
Page 2


terms used in this letter agreement that are not expressly defined in this letter agreement have the meanings given to them in the Common Stock Registration Rights Agreement dated as of August 15, 1996 ( the "Registration Rights Agreement"), among the Company, each of you and the other parties named therein.

         1. THE REGISTRATION AND OFFERING. The Company will use all reasonable efforts to effect, at the earliest practicable date, the Registration under the Securities Act on Form S-1 with respect to up to all of the shares of Common Stock held by each of you. In the Company's discretion, the Registration may also apply (a) to one or more of the current executive officers, directors and other members of management of the Company in respect of up to 20% of each such individual's share holdings (calculated on a fully-diluted basis taking into account shares underlying options that are currently exercisable) and (b) to one or more of the former directors or members of management of the Company (or their affiliates) or other parties to the Registration Rights Agreement (as defined below) in respect of up to all of each such person's share holdings; provided, however, that each such person the Company permits to be so included and who wishes to participate in the Registration must execute a counterpart of this letter agreement agreeing to be bound by its terms; and provided further that upon such execution, the Company will amend Exhibit A to this letter agreement to reflect the maximum number of shares proposed to be sold by such person(s). The shareholders referred to in the two preceding sentences who now or hereafter become parties to this letter agreement are referred to herein as "Selling Shareholders." While the Company does not presently intend to register for its own account any shares in the Registration, it reserves the right, in its sole discretion, to do so. Notwithstanding the foregoing, in no event will the Company be required to effect the Registration if it covers fewer than 2,000,000 shares of the Selling Shareholders.

         2. UNDERWRITERS; CUTBACK. The Offering will be on an underwritten basis, and, unless otherwise determined by the Company and Selling Shareholders who hold a majority of the shares requested by them to be included in the Registration, the co-managing underwriters will be Credit Suisse First Boston Corporation, Smith Barney Inc. and ABN/AMRO Chicago Corporation. If the co-managing underwriters advise the Company that the number of shares requested to be included in the Registration exceeds the number that can be sold in the Offering within a price range acceptable to the Selling Shareholders of 66-2/3% of the shares requested by them to be included in the Registration, the Company will include in the Registration, to the extent of the number which the Company is so advised can be sold in the Offering, (a) first, the shares the Selling Shareholders requested be registered, with any allocation thereof to be made on a pro rata basis in accordance with the number of shares requested by them to be included in the Offering, and (b) second, the shares, if any, that the Company proposes to register for its own account.

         3. EXPENSES. Regardless of whether or not the Registration is effected or the Offering is consummated, the Selling Shareholders will reimburse the Company for all Registration Expenses (whether incurred prior to or after the date they execute this letter

The Northwestern Mutual Life Insurance Company
National Union Fire Insurance Company of Pittsburgh, PA
The ML Entities
October 6, 1997
Page 3

agreement) at the time of the consummation therefor or immediately upon the termination of the Offering, as applicable; provided, however, that any Registration Expenses not calculable as of such date will be paid promptly upon demand when such expenses are calculated; and provided further that if the Company sells any shares in the Offering for its own account, the Company will bear its proportionate share of the Registration Expenses based on the number of shares it sells as a percentage of all shares sold in the Offering. The reimbursement obligation of the Selling Shareholders will be on a several but not joint basis (except for the obligations of the ML Entities party to this letter agreement, which will be joint and several as among themselves). The obligation will be borne by the Selling Shareholders pro rata based on their respective number of shares sold in the Offering; provided, however, that if for any reason the Registration is not effected or the Offering is not completed, the reimbursement obligation will be borne by the Selling Shareholders pro rata based on the maximum number of shares requested by each of them to be registered, as set forth on Exhibit A as amended from time to time in accordance with paragraph 1 of this letter agreement. The Selling Shareholders will be obligated to pay their own Selling Expenses.


         4. INCORPORATION OF REGISTRATION RIGHTS AGREEMENT. Subject to the provisions of paragraphs 1, 2 and 3 of this letter agreement, the Company and the Selling Shareholders will be bound by the provisions of the Registration Rights Agreement as if (a) those provisions were set forth in full in this letter agreement, (b) the Registration Rights Agreement were to apply to the Registration and the Offering, and (c) each of the Selling Shareholders was a holder of Registrable Securities. The Company and the Selling Shareholders acknowledge that the Registration and the Offering are being initiated outside of the terms of the Registration Rights Agreement; accordingly, in the event of any inconsistency between the Registration Rights Agreement and the terms of this letter agreement with respect to the Registration and the Offering, the terms set forth in this letter agreement will prevail. To the extent that this letter agreement is deemed to modify the Registration Rights Agreement in any manner with respect to the Registration or the Offering, such modification is hereby approved by the Company and the Selling Shareholders. Nothing in this letter agreement is intended to modify, nor shall it modify, the Registration Rights Agreement in respect of any registration other than the Registration or any offering other than the Offering or to grant to any person other than a signatory to this letter agreement any rights.

         5. MISCELLANEOUS. Subject to approval of this letter agreement by the Board of Directors of the Company not later than October 8, 1997, this letter agreement will become effective upon its execution and delivery by the Company and each of the Selling Shareholders identified on Exhibit A as in effect on the date hereof. This letter agreement will be governed by the laws of the Commonwealth of Pennsylvania applicable to agreements made and to be performed wholly in Pennsylvania. This letter agreement may be executed in one or more counterparts, each of which will be an original and all of which together will constitute one instrument.


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The Northwestern Mutual Life Insurance Company
National Union Fire Insurance Company of Pittsburgh, PA
The ML Entities
October 6, 1997
Page 4


         Please confirm your agreement to the foregoing by signing and returning an executed counterpart of this letter agreement, whereupon this letter agreement will be legally binding upon the parties.

                                            Very truly yours,

                                            EDUCATION MANAGEMENT CORPORATION

                                            By: /s/ ROBERT T. MCDOWELL
                                               -------------------------------
                                            Name: Robert T. McDowell
                                                 -----------------------------
                                            Title: Senior Vice President & CFO
                                                  ----------------------------

AGREED AND ACCEPTED:

THE NORTHWESTERN MUTUAL LIFE                      NATIONAL UNION FIRE INSURANCE
INSURANCE COMPANY                                 COMPANY OF PITTSBURGH, PA

By: /s/ J. THOMAS CHRISTOFFERSON                  By: /s/ ROBERT MEYER
   -----------------------------                     ---------------------------
Name: J. Thomas Christofferson                    Name: Robert Meyer
     ---------------------------                       -------------------------
Title: Vice President                             Title: Vice President
      --------------------------                        ------------------------
Date: October 8, 1997                             Date: October 6, 1997

The Northwestern Mutual Life Insurance Company
National Union Fire Insurance Company of Pittsburgh, PA
The ML Entities
October 6, 1997
Page 5


MERRILL LYNCH CAPITAL APPRECIATION                           ML OFFSHORE LBO PARTNERSHIP NO. IV
PARTNERSHIP NO. IV, L.P.

By: Merrill Lynch LBO Partners, No. I,. L.P.,                By: Merrill Lynch LBO Partners, No. I, L.P.
    General Partner                                              Investment, General Partner

By: Merrill Lynch Capital Partners, Inc.,                    By: Merrill Lynch Capital Partners, Inc.
    General Partner                                              General Partner

By: /s/ JAMES V. CARUSO                                      By: /s/ JAMES V. CARUSO
   ------------------------------                               ---------------------------------
Name: James V. Caruso                                        Name: James V. Caruso
Title: Vice President                                        Title: Vice President
Date: October 6, 1997                                        Date: October 6, 1997

MERRILL LYNCH CAPITAL CORPORATION                            ML IBK POSITIONS, INC.

By: /s/ JAMES V. CARUSO                                      By: /s/ JAMES V. CARUSO
   ------------------------------                               ---------------------------------
Name: James V. Caruso                                        Name: James V. Caruso
Title: Vice President                                        Title: Vice President
Date: October  6, 1997                                       Date: October 6, 1997

Each of the undersigned, by his, her or its signature below, agrees to be bound by the provisions of the foregoing letter agreement as if such person had been a party thereto as of the date the letter agreement was originally executed by the Company.

/s/ ROBERT B. KNUTSON                                          /s/ MIRYAM L. DRUCKER
-------------------------------                                ------------------------------
ROBERT B. KNUTSON, not in his                                  MIRYAM L. DRUCKER
individual capacity, but solely in his capacity as             Date: October 6, 1997
trustee of the Revocable Trust Agreement of
Robert B. Knutson dated 3/4/93

Date: October 6, 1997                                          /s/ ALBERT GREENSTONE
                                                               ------------------------------
                                                               ALBERT GREENSTONE
                                                               Date: October 6, 1997


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

                                                                 October 6, 1997

                                   EXHIBIT A

                                                                                                  PERCENTAGE OF
                                                                      MAXIMUM NUMBER                 TOTAL
            NAME OF SELLING                                         OF SHARES PROPOSED            REGISTRATION
              SHAREHOLDER                                               TO BE SOLD                  EXPENSES
The Northwestern Mutual Life
Insurance Company                                                        1,171,810                    36.33

National Union Fire Insurance
Company of Pittsburgh, PA                                                  703,085                    21.79

Merrill Lynch Capital Appreciation
Partnership IV, L.P.                                                       619,145                    19.20

Merrill Lynch Capital Corporation                                          275,273                     8.53

ML Offshore LBO Partnership No. IV                                          15,828                     0.49

ML IBK Positions, Inc.                                                      28,402                     0.88

Robert B. Knutson, Trustee                                                 350,000                    10.84

Miryam L. Drucker                                                           57,000                     1.77

Albert Greenstone                                                            5,500                     0.17
                                                                        ----------                   ------

                                                                         3,225,043                   100.00%
                                                                        ==========                   ======